UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2020

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices)(Zip Code)

(650) 253-0000

Address of principal executive office

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
none	none	(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Alphabet Inc. Sustainability Bond Offering

On August 5, 2020, Alphabet Inc. (“Alphabet”) closed its underwritten public offering of $1,000,000,000 aggregate principal amount of 0.450% notes due 2025 (the “2025 Notes”), $1,000,000,000 aggregate principal amount of 0.800% notes due 2027 (the “2027 Notes”), $2,250,000,000 aggregate principal amount of 1.100% notes due 2030 (the “2030 Notes”), $1,250,000,000 aggregate principal amount of 1.900% notes due 2040 (the “2040 Notes”), $2,500,000,000 aggregate principal amount of 2.050% notes due 2050 (the “2050 Notes”) and $2,000,000,000 aggregate principal amount of 2.250% notes due 2060 (the “2060 Notes” and collectively, the “Notes”) pursuant to Alphabet’s registration statement on Form S-3 (File No. 333-229513). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of February 12, 2016, between Alphabet and The Bank of New York Mellon Trust Company, N.A., as trustee.

The net proceeds from the sale of the 2025 Notes, the 2030 Notes and the 2050 Notes are intended to be allocated to one or more financings or refinancings, in whole or in part, in one or more of Alphabet’s new or existing environmental and social Eligible Projects, as defined in Alphabet’s Prospectus Supplement dated August 3, 2020, which was filed with the Securities and Exchange Commission on August 4, 2020.

The foregoing description of the Indenture is qualified in its entirety by the terms of such agreement, which is filed hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the respective forms of the Notes filed hereto as Exhibit 4.2 with respect to the 2025 Notes, Exhibit 4.3 with respect to the 2027 Notes, Exhibit 4.4 with respect to the 2030 Notes, Exhibit 4.5 with respect to the 2040 Notes, Exhibit 4.6 with respect to the 2050 Notes and Exhibit 4.7 with respect to the 2060 Notes, and each incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated February 12, 2016, between Alphabet Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 of Alphabet Inc.’s Registration Statement on Form S-3 filed on February 12, 2016 (File No. 333-209510))

4.2	Form of Global Note representing the Registrant’s 0.450% notes due 2025

4.3	Form of Global Note representing the Registrant’s 0.800% notes due 2027

4.4	Form of Global Note representing the Registrant’s 1.100% notes due 2030

4.5	Form of Global Note representing the Registrant’s 1.900% notes due 2040

4.6	Form of Global Note representing the Registrant’s 2.050% notes due 2050

4.7	Form of Global Note representing the Registrant’s 2.250% notes due 2060

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: August 5, 2020	/s/ Ruth M. Porat
Ruth M. Porat
Senior Vice President and Chief Financial Officer